COMMERCIAL - INDUSTRIAL - INVESTMENT
                          REAL ESTATE PURCHASE CONTRACT
                 This is a legally binding Contract. It has been prepared by the Utah Association of REALTORS for the use of its members only, in their transactions with clients or customers.
           Parties to this contract may agree, in writing, to alter or delete provisions of this contract.
                  Seek advice from your attorney or tax advisor
                    before entering into a binding contract.

                              EARNEST MONEY RECEIPT

The Buyer Durband Properties, LC offers to purchase the Property described below and delivers as Earnest Money Deposit $ 15,000 in the form of a Check to:
[x] the Brokerage, to be deposited within three business days after Acceptance of this Offer to Purchase by all parties.
[ ] the Title/Escrow  Company identified below.

Brokerage or Title/Escrow Company Barlow Nielson Associates Address 77 West 200 South, Salt Lake City, UT 84101 Received by Glenn A. McKay On 1/28/97 (date) Phone Number 801/539-1914 (If Title/Escrow Company) for deposit no later than
(date)__________
[ ]_______________________________________________________________

                                OFFER TO PURCHASE

1. PROPERTY: Canton Office Building Address 202 West 400 South City Salt Lake County Salt Lake State Utah
For legal description, see: [ ] attached addendum #____________ [ x ] preliminary title report when available as provided below.


         1.1 INCLUDED ITEMS. Unless excluded herein, this sale shall include all fixtures presently attached to the Property. The following personal property shall also be included in this sale and conveyed under separate Bill of Sale with warranties as to title: NONE

         1.2 EXCLUDED ITEMS. These items are excluded from this sale: NONE

     2. PURCHASE PRICE AND FINANCING. Buyer agrees to pay for the Property as follows:

$   15,000    Earnest Money Deposit
$             Loan Proceeds:

              [ ] Representing the liability to be assumed by Buyer under an existing assumable loan ( [ ] with [ ] without Seller being released of liability) in this approximate amount with [ ] Buyer
              [ ] Seller agreeing to pay any loan transfer and assumption fees. Any net differences between the approximate balance of the loan shown above and the actual balance at closing shall be then adjusted in [ ] cash [ ] other _______________.
              [ ] From now institutional financing on terms no less favorable to the Buyer than the following: (interest rate for first period prior to adjustment, if any); (amortization period); (term). Other than these, the loan terms shall be the best obtainable under the loan for which the Buyer applies below.
              [ ] From seller-held financing, as described in the attached Seller Financing Addendum.

$            Other:
$ 970,000    Balance of purchase price in cash at Closing
 --------
$ 985,000    TOTAL PURCHASE PRICE
---------

3. Closing. This transaction shall be Closed on or before 4/30/97 . Closing shall occur when: (a) Buyer and Seller have signed and delivered to each other (or to the escrow/title company), all documents required by this Contract, by the Lender, by written escrow instructions signed by the Buyer and the Seller, and by applicable law; (b) the monies required to be paid under thee documents have been delivered to the escrow/title company in the form of collected or cleared funds; and (c ) the deed which the Seller has agreed to deliver under
Section 6 has been recorded, Seller and Buyer shall each pay one-half of the escrow Closing fee, unless otherwise agreed by the parties in writing. Taxes and assessments for the current year, rents, and interest on assumed obligations shall be prorated as set forth in this Section. All deposits on tenancies shall be transferred to Buyer at Closing. Prorations set forth in this Section shall be made as of [ x ] date of Closing; [ ] date of possession; [ ] other_______ .

4. POSSESSION. Seller shall deliver possession to Buyer within One hours after at Closing.

5. CONFIRMATION OF AGENCY DISCLOSURE. At the signing of this Contract the listing agent Glenn A. McKay represents [ ] Seller [ x ] Buyer, and the selling agent Vasilios Priskos represents [ x] Seller [ ] Buyer. Buyer and Seller confirm that prior to signing this Contract written disclosure of the agency relationship was provided to him/her. ( ) Buyer's initials ( ) Seller's initials.

6. TITLE TO PROPERTY AND TITLE INSURANCE. (a) Seller has, or shall have at Closing, fee title to the Property and agrees to convey such title to Buyer by [ x ] general [ ] special warranty deed, free of financial incumbrance as warranted under Section 10.6; (b) Seller agrees to pay for, and furnish Buyer at Closing with, a current standard form owner's policy of title insurance in the amount of the TOTAL PURCHASE PRICE; (c ) the title policy shall conform with Seller's obligations under subsections (a) and (b). Unless otherwise agreed under section 8.4, the commitment shall conform with the title insurance commitment provided under Section 7.1 [ x ] The Buyer elects to obtain a full coverage extended ALTA policy of title insurance under 5(b). The costs of this coverage above that of a standard owner's policy shall be paid for by the [ ] Buyer [ x ] Seller. Also the cost of a full coverage ALTA survey shall be paid for by the [ x ]Buyer [ ]Seller.

7. SPECIFIC UNDERTAKINGS OF SELLER AND BUYER.

7.1 SELLER DISCLOSURES. The Seller will deliver to the buyer the following Seller Disclosures no later than the number of calendar days indicated below which shall be after Acceptance:
                                                                    (days)
         [x]  (a ) a Seller Property condition disclosure for the
              Property, signed and dated by Seller;                  15
         [x]  (b ) a commitment for the policy of title insurance
              required under Section 6, to be issued by the title
              insurance  company  chosen  by  Seller,   including
              copies of all documents listed as Exceptions on the
              Commitment.                                            15
         [x]  (c ) a copy of all loan  documents  relating to any
              loan now existing  which will encumber the Property
              after Closing;                                         15
         [x]  (d ) a copy of all leases and rental agreements now
              in effect with regard to the Property together with
              a current rent roll;                                   15
         [x]  (e)  operating  statements  of the Property for its
              last 2 full  fiscal  years of  operations  plus the
              current fiscal year through 1996 , certified by the
              Seller or by an independent auditor;                   15
         [x]  (f) tenant estoppel agreements.                        30


Seller agrees to pay any charge for cancellation of the title commitment provided under subsection (b).

     If Seller does not provide any of the Seller Disclosures within the time periods agreed above, the buyer may either waive the particular Seller Disclosure requirement by taking no timely action or the buyer may notify the Seller in writing within 3 calendar days after the expiration of the particular disclosure time period that the Seller is in Default under this Contract and that the remedies under Section 16 are at the Buyer's disposal. The holder of the Earnest Money Deposit shall, upon receipt of a copy of Buyer's written notice, return to the Buyer the Earnest Money Deposit without the requirement of further written authorization from the Seller.

7.2 BUYER UNDERTAKINGS. The Buyer agrees  to:
[x] (a) Apply for approval of the assumption or funding of the loan proceeds described in Section 2 by completing, signing and delivering to the Lender the initial loan application and documentation required by the lender and by paying all fees required by the lender (including appraisal fee) no later than 30 calendar days after Acceptance; and

[ ] (b) No later than calendar ___ days after Acceptance, obtain from the lender to whom application is made under subsection
(a) a written commitment to approve the assumption of the existing loan or to fund the new loan subject only to changes of conditions in Buyer's credit worthiness and to normal loan closing procedures; or, if Buyer elects, provide the Seller with absolute assurance within the same time frame that the proceeds required for funding the Total Purchase price are available.

These Buyer Undertakings are at the sole expense of the buyer and are material elements of this Contract for the benefit of both the Buyer and the Seller.
     If Buyer does not initiate any Buyer Undertakings and provide Seller with written confirmation in the time agreed above, the Seller may either waive the particular Buyer Undertakings requirement by taking no timely action or the Seller may notify the buyer in writing within 3 calendar days of the expiration of the particular undertaking time period that the Buyer is in Default under this Contract and that the remedies under Section 16 are at the Seller's disposal. The holder of the Earnest Money Deposit shall, upon receipt of a copy of Seller's written notice, deliver to the Seller the Earnest Money Deposit without the requirement of further written authorization from the Buyer.

7.3 ADDITIONAL DUE DILIGENCE. The Buyer shall undertake the following additional due diligence elements at its own expense and for its own benefit for the purpose of complying with the contingencies under Section 8:

          [x] (a) Ordering and obtaining an appraisal of the Property if one is not otherwise required under Section 7.2;
          [x] (b) Ordering and obtaining a survey of the Property if one is not otherwise required under Section 6;
          [x] (c ) Ordering and obtaining any environmentally related study of the Property;
          [x] (d) Ordering and obtaining a physical inspection report regarding, and completing a personal inspection of, the Property;
          [x] (e) Requesting and obtaining verification that the Property complies with all applicable federal, state and local laws, ordinances and regulations with regard to zoning and permissible use of the Property.
Seller agrees to cooperate fully with Buyer's completing these Due Diligence matters and to make the Property available as reasonable and necessary for the same.

8. CONTINGENCIES. This offer is subject to the Buyer's approving in it sole discretion the Seller Disclosures, the Buyer Undertakings and Additional Due Diligence matters in Section 7. However, the Buyer's discretion in approving the terms of the loan under subsection 7.2(b) is subject to Buyer's covenant with regard to minimally acceptable financing terms under Section 2.
         8.1 Buyer  shall have 15  calendar  days after the times  specified  in
Section 7.1 and 7.2 for receipt of Seller Disclosures and for completion of Buyer Undertakings to review the content of the disclosures and the outcome of the undertakings. The latest applicable date under Section 7.1 and 7.2 applies for completing a review of Additional Due Diligence matters under Section 7.3.
         8.2 If Buyer does not deliver a written objection to Seller regarding a Seller Disclosure, Buyer Undertaking or Due Diligence matter within the time provided in Section 8.1, that item will be deemed approved by Buyer.
         8.3 If Buyer objects, Buyer and Seller shall have 3 calendar days after receipt of the objections to resolve Buyer's objections. Seller may, but shall not be required to, resolve Buyer's objections. Likewise, the Buyer is under no obligation to accept any resolution proposed by the Seller. If Buyer's objections are not resolved within the stated time, Buyer may void this Contract by providing written notice to Seller within the same stated time. The holder of the Earnest Money Deposit shall, upon receipt of a copy of Buyer's written notice, return to Buyer the Earnest Money Deposit without the requirement of any further written authorization from Seller. If this Contract is not voided by Buyer, Buyer's objections deemed to have been waived. However, this waiver does not affect warranties under Section 10.
         8.4 Resolution of Buyer's objections under Section 8.3 shall be in writing and shall be come part of this Contract.
9.  SPECIAL CONTINGENCIES.  This offer is made subject to:(See  Addendum #1)
The terms of attached Addendum #   1   are incorporated into this Contract by
this reference.


10. SELLER'S LIMITED WARRANTIES. Seller's warranties to Buyer regarding the Property are limited to the following:

         10.1 When seller delivers possession of the Property to Buyer, it will be broom-clean and free of debris and personal belongings;
         10.2 Seller will deliver possession of the Property to Buyer with the plumbing, plumbed fixtures, heating, cooling, ventilating, electrical and sprinkler (indoor and outdoor) systems, appliances and fireplaces in working order;
         10.3 Seller will deliver possession of the Property to Buyer with the roof and foundation free of leaks known to Seller;
         10.4 Seller will deliver possession of the Property to Buyer with any private well or septic tank serving the Property in working order and in compliance with governmental regulations;
         10.5 Seller will be responsible for repairing any of Seller's moving-related damage to the Property;
         10.6 At Closing, Seller will bring current all financial obligations encumbering the Property which are assumed in writing by Buyer and will discharge all such obligations which Buyer has not so assumed;
         10.7 As of Closing, Seller has no knowledge of any claim or notice of an environmental, building or zoning code violation regarding the Property which has not been resolved.

11. VERIFICATION OF WARRANTED AND INCLUDED ITEMS. After all contingencies have been removed and before Closing, the buyer may conduct a "walk-through" inspection of the Property to determine whether or not items warranted by Seller in Section 10.1, 10.2, 10.3 and 10.4 are in the warranted condition and to verify that items included in Section 1.1 are presently on the Property. If nay item is not in the warranted condition, Seller will correct, repair or replace it as necessary or, with the consent of Buyer and (if required) Lender, escrow an amount at Closing to provide for such repair or replacement. The buyer's failure to conduct a "walk-through" inspection or to Claim during the "walk-through" inspection that the Property does not include all items referenced in Section 1.1 or is not in the condition warranted in Section 10, shall constitute a waiver of Buyer's rights under section 1.1 and of the warranties contained in Section 10.

12. CHANGES DURING TRANSACTION. Seller agrees that no changes in any existing leases shall be made, no new leases entered into, and no substantial alterations or improvements to the Property shall be undertaken without the written consent of the Buyer.

13. AUTHORITY OF SIGNERS. If Buyer or Seller is a corporation, partnership, trust, estate or other entity, the person signing this Contract on its behalf warrants his or her authority to do so and to bind Buyer or Seller and their heirs or successors in interest to Buyer of Seller. If the Seller is not the vested owner of the Property but has control over the vested owner's disposition of the Property, the Seller agrees to exercise this control and deliver title under this Contract as if it had been signed by the vested owner.

14. COMPLETE CONTRACT. This instrument (together with this addenda, any attached exhibits, and Seller Disclosures) constitutes the entire Contract between the parties and supersedes all prior dealings between the parties. This Contract cannot be changed except by written agreement of the parties.

15. DISPUTE RESOLUTION. The parties agree that any dispute or Claim relating to this Contract, including but not limited to the disposition of the Earnest Money Deposit and the breach or termination of this Contract, shall first be submitted to mediation in accordance e with the Utah Real Estate Buyer/Seller Mediation Rules of the American Arbitration Association. Each party agrees to bear its own costs of mediation. Any agreement signed by the parties pursuant to the mediation shall be binding. If mediation fails, the procedures applicable and remedies available under this Contract shall apply. Nothing in this Section shall prohibit the Buyer form seeking specific performance by the Seller by filing a complaint with the court, serving it on the Seller by means of summons or as otherwise permitted by law, and recording a lis pendens with regard to the action provided that the buyer permits the Seller to refrain from answering the complaint pending mediation. Also the parties may agree in writing to waive mediation.

16. DEFAULT. If Buyer defaults, Seller may elect to either retain the Earnest Money Deposit as liquidated damages or to return the Earnest Money Deposit and sue Buyer to enforce Seller's rights. If Seller defaults, in addition to return of the Earnest Money Deposit, Buyer may elect to either accept from Seller as liquidated damages a sum equal to the Earnest Money Deposit or sue Seller for specific performance and/or damages. If Buyer elects to accept the liquidated damages, Seller agrees to pay the liquidated damages to buyer upon demand. Where a Section of this Contract provides a specific remedy, the parties intend that the remedy shall be exclusive regardless of rights which might otherwise be available under common law.

17. ATTORNEY'S FEES. In any action arising out of this Contract, the prevailing party shall be entitled to costs and reasonable attorney's fees.

18. DISPOSITION OF EARNEST MONEY. The Earnest Money Deposit shall not be released unless it is authorized by: (a) Sections 7.1, 7.2 and 8.3; (b) separate written agreement of the parties including an agreements under Section 15 if (a) does not apply; or (c ) court order.

19. ABROGATION. Except for express warranties made in this Contract, the provisions of this Contract shall no apply after Closing.

20. RISK OF LOSS. All risk of loss or damage to the Property shall be borne by Seller until Closing.

21. TIME IS OF THE ESSENCE. Time is of the essence regarding the dates set forth in this transaction. Extensions must be agreed to in writing by all parties. Performance under each section of this Contract which references a date shall be required absolutely by 5:00 P.M., Mountain Time on the stated date.

22. COUNTERPARTS AND FACSIMILE (FAX) DOCUMENTS. This contract may be signed in counterparts, and each counterpart bearing an original signature. Also facsimile transmission of any singed original document and retransmission of any signed facsimile transmission shall be the same as delivery of an original.

23. ACCEPTANCE. Acceptance occurs when Seller or Buyer, responding to an offer or counteroffer of the other; (a) signs the offer or counteroffer where noted to indicate acceptance; and (b) communicates to the other party or the other party's agent that the offer or counteroffer has been signed as required.

24. OFFER AND TIME FOR ACCEPTANCE. Buyer offers to purchase the Property on the above terms and conditions. If Seller does not accept his offer by [ ] AM [x] PM Mountain Time, January 3, 1997 this offer shall lapse; and the holder of the Earnest Money Deposit shall return it to the Buyer. DURBAND PROPERTIES, L.C. By:

/s/Douglas M. Durband                                               1/28/97
-----------------------------                                  ----------------
(Buyer's Signature)                                       (Offer Reference Date)

DOUGLAS M. DURBAND                                              1 801 621-4111
Buyer's Name (Please print)                                            (Phone)


                       ACCEPTANCE/REJECTION/COUNTER OFFER

[ ] Acceptance of Offer to Purchase: Seller Accepts the foregoing offer on the terms and conditions specified above.

--------------------------              ----------------      ------------------
(Seller's Signature)                          (Date)                    (Time)

--------------------------------------
Seller's Name (Please Print)

--------------------------------------                   ----------------
(Notice Address)                                              (Phone)
[  ]     Rejection: Seller rejects the foregoing offer.
__________________________(Seller's initials)________________________

__________________________(Date)_____________________(Time)

[ ] Counteroffer: Seller presents for Buyer's Acceptance the terms of Buyer's offer subject to the exceptions or modifications as specified in the attached Counter ----- Offer # . ------------------


                                DOCUMENT RECEIPT
State Law requires Broker to furnish Buyer and Seller with copies of this Contract bearing all signatures. (One of the following alternatives must therefore be completed).

          A. [ ] I acknowledge receipt of a final copy of the foregoing Contract bearing all signatures.


SIGNATURE OF SELLER



___________________    Date               __________________________  Date



_____________________  Date              ____________________________  Date


B. [ ] I personally caused a final copy of the foregoing contract bearing all signatures to be mailed on ___________________ , 19__ by certified mail and return receipt attached hereto to the [ ]Seller [ ]Buyer, sent by____________________________
Seller's Initials ( ) Date_________________ Buyer's Initials ( ) Date__________

                             ADDENDUM/COUNTER OFFER
                                      NO. 1
                                       TO
                          REAL ESTATE PURCHASE CONTRACT

THIS IS AN [ ]ADDENDUM [ ]COUNTER OFFER to that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of January 28 , 1997, between Durband Properties, L.C. , as Buyer, and as Seller. The following terms are hereby incorporated as part of the REPC, and to the extent that they modify or conflict with any provisions of the REPC, including all prior addenda and counter offers, these terms shall control. All other terms of the REPC, including all prior addenda and counter offers, not modified shall remain the same:

     Subject To: 1. Getting main user as a tenant for the building
                 2. Buyer to request an additional 30 days but $15,000 of earnest money to go hard.
                 3. Buyer to be able to use the building for buyers intended use

[x] Seller [ ] Buyer shall have until 5:00 [ ]AM [x] PM Mountain Time January 31 ,1997 to accept the terms of this ADDENDUM/COUNTER OFFER in accordance with the provisions of Section 23 of the REPC. Unless so accepted, the offer as set forth in this ADDENDUM/COUNTER OFFER shall lapse.

DURBAND PROPERTIES, L.C.

/s/ Douglas M. Durband                        1/28/97           7:00 p.m.
-----------------------
[x ]Buyer [  ]Seller Signature                 Date                Time


------------------------
[x ]Buyer [  ]Seller Signature                 Date                Time

[ ] REJECTION: [ ] Seller [ ] Buyer rejects the foregoing offer ADDENDUM/COUNTER OFFER (Initials)______________ (Date)_______________ (Time)___________ [ ]
COUNTEROFFER: [ ]Seller [ ] Buyer presents as a counter offer the terms set forth on the attached Counter Offer # .

                                 ADDENDUM NO. 2
                                       TO
                          REAL ESTATE PURCHASE CONTRACT

THIS IS AN [ ]ADDENDUM [x ]COUNTER OFFER to that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of January 28 , 19 97, including all prior addenda and counteroffers between Duband Properties, L.C. , as Buyer, and Canton Industrial as Seller, regarding the Property located at 202 West 400 South

The following terms are hereby incorporated as part of the REPC:

1- Buyer to have 30 days to remove all contingencies (except #2 below) from acceptance date. If Buyer at that time updates this contract all tests, reports, appraisals,etc. was pleted by the Buyer will be given to the Seller at no cost for the Seller.

2- Buyer to have 45 days from acceptance to remove the contingency regarding the tenancy of the building. If a deal is not consumated with the porposed tenant to the Seller and Seller will be free to pursue the tenant.

3- The $15,000 in earnest money will be non-refundable after 45 days of acceptance.

4- Purchasing price to be $1,050,000


5- #2 and #3 of addendum #1 are void and of no effect

6- Closing to be on or before April 11, 1997







To the extent the terms of this ADDENDUM modify or conflict with any provisions of the REPC, including all prior addenda and counter offers, these terms shall control. All other terms of the REPC, including all prior addenda and counteroffers, not modified by this ADDENDUM shall remain the same [ ] Seller [ ] Buyer shall have until 5 [ ] AM [ ] PM Mountain Time February 8 , 19 97 , to accept the terms of this ADDENDUM in accordance with the provisions of Section 23 of the REPC. Unless so accepted, the offer set forth in this ADDENDUM shall lapse.



_______________________________________________________________  _____________
[ ]Buyer [ ]Seller Signature Date Time [ ]Buyer [ ]Seller Signature Date Time

                  ACCEPTANCE/REJECTION/COUNTER OFFER/REJECTION
CHECK ONE:
[ ]ACCEPTANCE [ ] Seller [ ]Buyer hereby accepts the terms of this ADDENDUM.

[ ]COUNTEROFFER: [ ] Seller [ ]Buyer presents as a counteroffer the terms of attached ADDENDUM NO.


______________________________________________________________________________
Signature             Date            Time      Signature        Date     Time

[  ]REJECTION: [  ]Seller [  ]Buyer rejects the foregoing ADDENDUM.



______________________________________________________________________________
Signature            Date             Time       Signature       Date     Time


THIS FORM APPROVED BY THE UTAH REAL ESTATE COMMISSION AND THE OFFICE OF THE UTAH ATTORNEY GENERAL. EFFECTIVE JUNE 12, 1996. IT REPLACES AND SUPERSEDES ALL PREVIOUSLY APPROVED VERSIONS OF THIS FORM.